Exhibit 10(a)




INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-77605 of Allstate Financial Advisors Separate Account I of Allstate Life Insurance Company on Form N-4 of our report dated April 2, 1999 relating to the combined statutory basis financial statements of Allstate Life Insurance Company, contained in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Financial Advisors Separate Account I of Allstate Life Insurance Company), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.



Chicago, Illinois
August 4, 1999